RECEIVABLE FACTORING	12 Months Ended
Dec. 31, 2022
Seamless Group Inc [Member]
RECEIVABLE FACTORING

11 Receivables factoring

The receivables factoring facility represents an interest-bearing loan for an amount of US$667,640 (2021: US$272,108) based on terms and conditions set out in the facility agreement dated January 10, 2019 and further revised on April 22, 2021. The loan is secured, bears an effective interest rate of 10% (2021: 10%) per annum calculated on a daily rest basis at the end of the reporting period. Principal and interest are to be repaid within 120 (2021: 120) days from the date of each invoice.

The weighted average interest rate as of December 31, 2022 and 2021 was 10.0% and 10.0% per annum, respectively. Interest expense during the years ended December 31, 2022 and 2021 was US$76,496 and US$138,260, respectively.